UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2009

                        CORNERSTONE FINANCIAL CORPORATION
                 (Exact Name of Issuer as Specified in Charter)

                NEW JERSEY                                 80-0282551
         (State or Other Jurisdiction of                (I.R.S. Employer
       Incorporation or Organization)                 Identification Number)

                                300 WEST ROUTE 38
                          MOORESTOWN, NEW JERSEY 08057
                    (Address of Principal Executive Offices)

                                 (856) 439-0300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                                Table of Contents

Item 2.01 - Completion of Acquisition or Disposition of Assets

Item 9.01 - Financial Statements and Exhibits.

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ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On January 30, 2008, Cornerstone Financial Corporation (the "Company") became the bank holding company of Cornerstone Bank, a New Jersey state chartered bank (the "Bank") pursuant to the Plan of Acquisition of all the Outstanding Stock of the Bank by the Company, dated as of July 17, 2008 (the "Plan"). The Plan was approved by the Company's Board of Directors, and the Bank's Board of Directors on July 17, 2008. The Plan was adopted by a two-thirds majority of the Bank's shareholders on October 28, 2008. The Plan was approved by the New Jersey Department of Banking and Insurance on August 15, 2008. The Plan was approved by the Federal Reserve Bank of Philadelphia as of December 30, 2008.

         The Company was incorporated by the Company's Board of Directors in accordance with the New Jersey Business Corporation Act (the "NJBCA") on July 17, 2008 pursuant to the provisions of the Plan for the sole purpose of becoming the Bank's holding company. Accordingly, at the closing of the Plan, one hundred (100%) percent of the issued and outstanding shares of the Bank's common stock is held by the Company. The members of the Board of Directors of the Bank also serve as the Board of Directors of the Company.

         The Plan was effectuated through a contribution of each outstanding share of Bank's common stock, $5.00 par value per share, in exchange for one share of the common stock, no par value, of the Company in a transaction qualifying under Section 351 of the Internal Revenue Code of 1986. The Company did not engage in any activities, other than activities of an organizational nature, or issue any shares of its common stock, prior to the closing of the Plan.

     As a result of the foregoing, the Company has become the successor issuer to the Bank pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Prior to the closing of the Plan, the Bank was required to file reports, proxy statements and other information with the Federal Deposit Insurance Corporation (the "FDIC") under the Exchange Act. Such information filed by the Bank with the FDIC is available for inspection at the offices of the FDIC's Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. Copies of those filings may also be obtained by contacting the FDIC's Accounting and Securities Disclosure Section at (202) 898-8913 or by facsimile at (202) 898-8505.

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     This current report on Form 8-K, among other things, serves as notice that the Company is the successor issuer to the Bank pursuant to Rule 12g-3 pursuant to the Exchange Act. Pursuant to paragraph (a) of Rule 12g-3, the Company's class of common stock is deemed to be registered under Section 12(g) of the Exchange Act.

DESCRIPTION OF CAPITAL STOCK

CAPITAL STRUCTURE

         The Bank's Certificate of Incorporation currently provides for an authorized capitalization consisting of 7,000,000 shares of common stock, par value $5.00 per share.

         The Holding Company's certificate of incorporation provides for an authorized capitalization consisting of 10,000,000 shares of common stock, without par value. Upon the closing of the Plan the Company has 1,655,767 shares of common stock outstanding.

LIQUIDATION RIGHTS

         In the event of liquidation, dissolution or winding up of the Company, holders of the Company's common stock are entitled to receive, on a pro rata per share basis, any assets distributable to stockholders, after the payment of debts and liabilities and after the distribution to holders of any outstanding shares hereafter issued which have prior rights upon liquidation.

DIVIDEND RIGHTS

         The holders of the Holding Company's common stock will be entitled to dividends, when, as, and if declared by the Holding Company's Board of Directors, subject to the restrictions imposed by New Jersey law. The only statutory limitation applicable to the Company is that dividends may not be paid if the Company is insolvent.
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         However, as a practical matter, unless the Company expands its activities, its only source of income will be the Bank. Pursuant to the Banking Act, dividends may be paid by the Bank if, after the payment of the dividend, the capital stock of the Bank will be unimpaired and either the Bank will have a surplus of not less than 50% of its capital stock or the payment of the dividend will not reduce the Bank's surplus. The payment of dividends is also dependent upon the Bank's ability to maintain adequate capital ratios pursuant to applicable regulatory requirements. Therefore, the dividend restrictions applicable to the Bank described in this paragraph will continue to impact the Company's ability to pay dividends.

         The amount and form of dividends that may be declared by the Holding Company in the future will depend upon many factors, including future earnings, capital requirements and business conditions.

VOTING RIGHTS

         Under New Jersey law and the Company's Certificate of Incorporation, each share of the Company's common stock also will be entitled to one vote per share. Cumulative voting is not permitted.

         While generally the voting rights of the stockholders are the same in the Company as they are in the Bank, there are several material differences. Among other things, the Banking Act requires the affirmative vote of two-thirds of the outstanding shares to approve a merger or consolidation. Under New Jersey corporate law, the affirmative vote of a majority of the votes cast is required to approve any merger, consolidation or disposition of substantially all of the Holding Company's assets.

PREEMPTIVE RIGHTS

         Pursuant to New Jersey law, stockholders may have preemptive rights if these rights are provided in the certificate of incorporation. However, the Certificate of Incorporation of the Company does not provide for preemptive rights.
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APPRAISAL RIGHTS

         Under New Jersey law, dissenting stockholders of the Company will have appraisal rights (subject to the broad exception set forth in the next sentence) upon certain mergers or consolidations. However, appraisal rights for stockholders of the Holding Company are not available in any transaction if shares of the corporation are listed for trading on a national securities exchange or held of record by more than 1,000 holders. In addition, appraisal rights are not available to stockholders of an acquired corporation if, as a result of the transaction, shares of the acquired corporation are exchanged for any of the following: (i) cash; (ii) any securities listed on a national securities exchange or held of record by more than 1,000 holders; or (iii) any combination of the above. New Jersey law also provides that a corporation may grant appraisal rights in other types of transactions or regardless of the consideration received by providing for such rights in its Certificate of Incorporation. The Holding Company Certificate of Incorporation does not provide appraisal rights beyond those called for under New Jersey law.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3(i)      Articles of Incorporation

3(ii)     By-laws

10(a)     Employment Agreement with Keith Winchester dated February 15, 1999

10(b)     The Bank's Stock Option Plan dated May 8, 2000

10(c) Director Fee Deferral and Death Benefit Plan dated December 30, 2005, as amended by Amendment No.1 to the Director Fee Deferral and Death Benefit Plan dated June 20, 2007

10(d)     Employment Agreement with George W. Matteo, Jr. dated January 10, 2008

10(e) Plan of Acquisition of all the Outstanding Stock of the Bank by the Company, dated as of July 17, 2008

10(f) Amended and Restated Non-Qualified Deferred Compensation Plan dated September 9, 2008

21        Subsidiaries of the Registrant

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CORNERSTONE FINANCIAL CORPORATION

Date: February 2, 2009                     By:  George W. Matteo, Jr.
                                           -------------------------------------
                                           George W. Matteo, Jr.
                                           President and Chief Executive Officer